Business Combination	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
Business combination
21.	Business combination

In April 2024, the Group completed the acquisition of 51% equity interest of Duobao Fishing for a total cash consideration of RMB510. Upon the completion of the transaction, Duobao Fishing became a consolidated subsidiary of the Group.

In April 2024, the Group completed the acquisition of 53% equity interest of Jiuzhou Fangyun for a total cash consideration of RMB190. Upon the completion of the transaction, Jiuzhou Fangyun became a consolidated subsidiary of the Group.

In 2024, the Group invested in Suzhou Tinghaozhu and had ability to exercise significant influence over its financial and operating policies accounting for 30%. In May 2025, the Group further acquired a 35% equity interest in Suzhou Tinghaozhu to achieve control at a cash consideration of RMB500. Upon the completion of the transaction, Suzhou Tinghaozhu became a consolidated subsidiary of the Group.